U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 22, 2003

                           CTI INDUSTRIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

Illinois                             0-23115                 36-2848943
(State or Other              (Commission File Number)        (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)

         22160 North Pepper Road, Barrington, Illinois            60010
         (Address of Principal Executive Offices)               (Zip Code)

                                (847) - 382-1000
              (Registrant's Telephone Number, including Area Code)

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Item 4. Changes in Registrant's Certifying Accountant.

      Effective July 22, 2003, CTI Industries Corporation (the "Registrant") engaged Eisner, LLP as the Registrant's principal accountants to audit the Registrant's financial statements for the year ending December 31, 2003. Eisner, LLP replaces McGladrey & Pullen, LLP, which had previously been engaged for the same purpose, and whose dismissal was effective July 22, 2003. The decision to change the Registrant's principal accountants was approved by the Registrant's Board of Directors on July 22, 2003.

      The reports of McGladrey & Pullen, LLP, on the Registrant's financial statements for the fiscal year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      Previously, effective July 24, 2002, the Registrant dismissed Grant Thornton, LLP, which had been engaged as the Registrant's principal accountants to audit the Registrant's financial statements for the year ended December 31, 2001. The reports of Grant Thornton, LLP on the Registrant's financial statements for the fiscal year ended December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Registrant's last two fiscal years ended December 31, 2001, and December 31, 2002, and in the subsequent interim periods through July 22, 2003, there were no disagreements with Grant Thornton, LLP or McGladrey & Pullen, LLP, respectively, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, LLP or McGladrey & Pullen, LLP, would have caused either to make reference to the subject matter of the disagreements in connection with their respective reports on the financial statements for such periods.

      Neither Grant Thornton, LLP nor McGladrey & Pullen, LLP have informed the Company of any reportable events during the Registrant's last two fiscal years ended December 31, 2001 and 2002, respectively, and in subsequent interim periods through July 22, 2003.

      The Registrant has provided McGladrey & Pullen, LLP with a copy of the disclosures made herein and has requested McGladrey & Pullen, LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this proposed letter dated July 22, 2003 is filed as Exhibit 99.1 to this Form 8-K.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CTI Industries Corporation.
                                                  (Registrant)


Date: July 28, 2003                   By: /s/ Howard W. Schwan
                                          ----------------------------------
                                          Howard W. Schwan, President

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                                  EXHIBIT INDEX

Sequential                 Exhibit
Page Number                Number           Document
----------------------------------------------------

5                          99.1             Letter From McGladrey & Pullen, LLP